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                                                                    EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our report dated February 17, 1998, (except for Note 1, as to which the date is July 23, 1998), in the Registration Statement (Form S-1) and related Prospectus of Inet Technologies, Inc. dated July 24, 1998.




Dallas, Texas
July 23, 1998